Investor Presentation Exhibit 99.1

Safe Harbor Statement 1 Certain statements in this Presentation constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are statements that relate to management’s expectations or beliefs, future plans and strategies, future financial performance and similar expressions concerning matters that are not historical facts. In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential.” Such forward-looking statements reflect current views with respect to the matters referred to and are based on certain assumptions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause the actual results, performance, or achievements of the Company to differ materially from any future results, performance, or achievement implied by such forward-looking statements. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The Company does not undertake any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. Examples of forward-looking statements in this Presentation include, but are not limited to, statement(s): (a) relating to the Company’s Portfolio, Net Lease Portfolio, Long-Term Leases and Rent Escalators, Tenant Base, Growth Platform, Market Opportunity, and Redevelopment Projects, (b) relating to Industry Fundamentals and (c) relating to the Company’s Balance Sheet, Dividend Growth and Investment Highlights. Other unknown or unpredictable factors could also have material adverse effects on our business, financial condition, liquidity, results of operations and prospects. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and the Company’s other filings with the SEC, including, in particular, the section entitled “Risk Factors” contained therein. In light of these risks, uncertainties, assumptions and factors, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this Presentation will, in fact, transpire. Moreover, because the Company operates in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results. Unless otherwise noted in this Presentation, all reported financial data is presented as of the period ended December 31, 2016, and all portfolio data is as of December 31, 2016. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this Presentation or to reflect the occurrence of unanticipated events. The information contained herein has been prepared from public and non-public sources believed to be reliable. However, the Company has not independently verified certain of the information contained herein, and does not make any representation or warranty as to the accuracy or completeness of the information contained in this Presentation.

Investment Highlights 2 1 National Retail Net Lease Portfolio Located in Mature and High Growth Markets 2 Stable Cash Flows Supported by Increasingly Institutional Quality Credit Tenants with Long-Term Triple-Net Leases 5 Industry Leading Expertise as Underwriter and Owner of Convenience Stores and Gasoline Stations 3 4 Selectively Repurposing, Repositioning and Redeveloping Locations to Maximize Value 6 Strong Balance Sheet Positioned for Future Growth Leadership Position with Proven Platform to Successfully Pursue Growth in a Consolidating Sector

Company Overview

Corporate History 1955: Leo Liebowitz and Milton Safenowitz purchase a gas station in New York City 1985: Acquires the northeastern retail petroleum distribution and marketing assets, and Getty® trademark for retail petroleum, from Texaco 1971: Getty grows its portfolio to roughly 75 service stations and holds its initial public offering under the name Power Test Corp. 1990 1980 1955 1970 January 2016: Completes successful senior leadership transition and key employee recruitment 2015 2010 2000 2001: Elects to be taxed as a REIT with the year beginning January 1, 2001 June 2015: Acquires 77 properties for $215 million from Pacific Convenience and Fuels and leases them to United Oil 2009: Completes sale-leaseback of 36 Exxon branded properties from White Oak Petroleum for $49 million 2011: Acquires 59 Mobil branded properties in a sale-leaseback and loan transaction with CPD for $111 million; also completes 66 Shell branded properties in sale-leaseback transaction with Nouria Energy for $87 million 1997: Completes the spin-off of its petroleum marketing business and forms Getty Realty Corp. 2013: Completes sale-leaseback of 36 properties from Capitol Petroleum Group for $72.5 million June 2016: Launches $125 million at-the-market equity offering program 2012 – 2016: Re-leases 374 properties and sells 362 properties as part of portfolio repositioning Feb. 2017:Completes $50 million debt private placement

National Net Lease Portfolio 829 properties (740 fee, 89 leased) located in 23 states plus Washington, D.C. (1) 808 net lease properties 6 redevelopment properties 15 vacant properties 98.2% occupied (2) $32.7 million mortgage portfolio (9-9.5% yield) As of December 31, 2016 Occupancy calculation excludes six properties classified as redevelopment

Investment Overview

Convenience Store and Gasoline Station Properties Stable, yet growing sector Increasingly institutional tenant base Mature, Infill Markets Densely populated areas High barriers to entry Limited new development Prime locations and corners Mature transportation grid Convenient ingress and egress High Growth Markets Favorable population demographics 2015 United Oil acquisition accelerated entry into several new markets High daily traffic counts Alternative Use Opportunities Retail, banking, service, restaurant Assemblage, redevelopment, repositioning Garland, TX Chula Vista, CA New Paltz, NY Attractive Net Lease Portfolio Well Positioned Portfolio that is Difficult to Replicate

59% of contractual annual rent attributable to leases with initial terms expiring in 2027 or beyond Sustainable cash flows supported by long-term triple-net leases Contractual rent increases of 1.0% – 2.0% with unitary lease portfolio weighted average of 1.6% Rental coverage of 1.5x – 2.0x Unitary tenant credit visibility via station and tenant financial statements Majority of triple-net leases have 15-year initial terms Leases are typically 15 to 20 years with extension options Weighted average lease term, excluding renewal options, of approximately 11 years Stable Long-Term Lease Structure Stable Long-Term Leases with Rent Escalators

Top 10 Tenants (1) High-Quality, Diversified Tenant Base Total annualized base rent (ABR): Credit rated tenants (37%) Unitary / master lease tenants (55%) Individual / single asset tenants (8%) Rank Tenant % of ABR Rank Tenant % of ABR 1 * 21% 6 + 7% 2 + 18% 7 + 6% 3 + 11% 8 * 3% 4 + 9% 9 * 2% 5 * 7% 10 + 2% Based on GAAP annualized base rent * Credit rated tenants, including subsidiaries of credit rated companies + Regional unitary tenants

Getty Growth Platform Embedded growth derived from long-term triple-net leases 1% to 2% contractual annual rent increases Demonstrated ability to execute on repositioning: Leased 58 properties and nine properties in 2015 and 2016, respectively Demonstrated ability to execute on asset recycling: Sold $25 million (84 properties) and $5 million (14 properties) in 2015 and 2016, respectively Opportunity to consolidate a fragmented market Convenience store sector is recession and e-commerce resistant Significant pipeline of actionable opportunities Focused on both single asset and portfolio acquisitions Over past five years completed $323 million of portfolio and single asset acquisitions Unlocking embedded value in existing portfolio Five-year plan to redevelop 5% to 10% of properties Targeting 10%+ unlevered yields Improves tenant credit quality and coverage ratios Diversifies retail tenant base 2016 and 2017 year to date: Rent commenced on one redevelopment project Executed leases and LOIs on 13 redevelopment projects Building significant pipeline of high quality projects Organic Redevelopment Acquisitions

Convenience Stores Dominate Retail Landscape

Number of convenience stores in service has remained steady over last 10 years (1)

— More than **154,000** properties (**81%** selling fuel) represents 34% of all retail outlets

— Single-store operators account for 63% of all convenience stores

Stable Operator Performance (1)

— Sales and pre-tax **profits** have grown at 4.5% and **8.5% CAGR since 2003**, respectively

— In 2015, motor fuel sales accounted for 61% of total industry revenue

— Operator profit margins exhibit less volatility than broader commodity market

Consumers embracing convenience stores (1)

— Average store with fuel has around **1,100 customer visits** per day

— Stores expanding offerings to become part grocery, restaurant, bank and drug store

— Record overall industry profits in 2015, due to growth of in-store sales, led by strong demand for foodservice products

Convenience Store Sales ($bn) (1)



4.5% CAGR Since 2003
Industry Sales ($B)
$800
$700
$600
$500
$400
$300
$200
$100
$0
$337 $395 $496 $569 $577 $624 $511 $576 $682 $700 $696 $696 $575
$221 $263 $344 $406 $409 $450 $329 $385 $487 $501 $492 $483 $349
$116 $132 $152 $164 $169 $174 $182 $190 $195 $199 $204 $214 $226
'03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15
Inside Sales
Motor Fuel Sales

Convenience Store Margins ($bn) (2) (3)



$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
50%
40%
30%
20%
10%
0%
In-Store Gross Profit Margin (%)
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Retail Margin (cents/gal)
Wholesale Margin (cents/gal)
In-Store Margin (%)

Getty Realty

1) Sources: National Association of Convenience Stores
2) Average in-store margin of Couche-Tard, Casey's General Store & CST Brands used as an example of the broader market trends
3) Sunoco LP margins from its investor presentation used as an example of the broader market trends for retail and wholesale margins

11

Large Market Opportunity Expertise in underwriting unit level and tenant credit Appraising underlying real estate to support replacement value Established record of diligencing environmental site conditions Strict adherence to proprietary underwriting standards The Getty Competitive Advantage Estimated Addressable Market Size (1) Total market size estimated at $175 billion to $250 billion Getty estimates up to 40% ($70 billion) of the market is addressable for potential acquisition Aggregation Opportunity Highly fragmented with current REIT ownership of less than 2% of total stores Sale/leaseback structure attractive for smaller, capital constrained sellers Industry Consolidation Traditional owner/operators Public and non-traded REITs Public MLPs Private equity Source: Company estimate based on National Association of Convenience Stores data

Financial Overview

Income Growth, Scalable G&A AFFO and FFO are non-GAAP measures. For a description of how Getty calculates AFFO and FFO and for a reconciliation to Net Earnings, see Item 6 of our Annual Report on Form 10-K for the period ended December 31, 2016. Margins exclude items detailed in footnotes 2 and 3 below Includes $10.8 million and $18.2 million of income received from the Getty Petroleum Marketing Inc. bankruptcy estate for the three and twelve months ended December 31, 2015, respectively Includes a net $0.5 million and $2.5 million of environmental insurance reimbursements, recoveries of uncollectible accounts and other income for the three and twelve months ended December 31, 2016, respectively G&A ($ thousands) AFFO ($ thousands) (1) Revenue ($ thousands) FFO ($ thousands) (1) 15,133 17,409 50,957 61,704 10,827 (2) 452 (3) 18,177 (2) 2,478 (3) 50.8% 58.6% 46.0% 53.5% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 4Q15 4Q16 2015 2016 Margin 12,001 14,385 47,028 55,473 10,827 (2) 452 (3) 18,177 (2) 2,478 (3) 40.3% 48.4% 42.5% 48.1% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 4Q15 4Q16 2015 2016 Margin 29,788 29,719 110,733 115,266 - 20,000 40,000 60,000 80,000 100,000 120,000 4Q15 4Q16 2015 2016 4,062 3,047 16,930 14,154 1.8% 1.4% 1.9% 1.6% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 4Q15 4Q16 2015 2016 % of Assets

Strong Balance Sheet Credit Agreement Revolving Credit Facility $175 million Matures 2018 with 1-year option LIBOR +195 to 325 bps based on leverage Bank Term Loan $50 million Matures 2020 LIBOR +190 to 320 bps based on leverage Senior Unsecured Notes Series A: 6.0% $100 million matures 2021 Series B: 5.35% $75 million matures 2023 Series C: 4.75% $50 million matures 2025 (1) $125 million ATM Equity Issuance Program $15 million of issuance Credit Statistics – Pro Forma (1) Maturity Schedule – Pro Forma (1) ($ millions) Debt to Total Capitalization 23% Net Debt to EBITDA (2) 3.7x Fixed Charge Coverage (2) 3.1x Weighted Average Interest Rate 4.9% Weighted Average Maturity 5.0 yrs Variable Rate vs. Fixed Rate 25% / 75% Pro forma for $50 million Series C Senior Unsecured Notes issuance on February 21, 2017 As defined in the Company’s loan agreements

Market Asset Type Anticipated Total Investment (1) Investment As Of 12/31/16 Estimated Completion (2) Active Projects White Plains, NY Retail $368 $78 2017 Howell, NJ Retail 549 2 2018 Millerton, NY Retail & QSR 943 33 2018 Phoenixville, PA Financial Services 365 9 2018 Falmouth, MA Urgent Care 1,687 8 2018 Freehold, NJ Fast Casual Restaurant 756 114 2019 Active Projects Total 4,688 244 Pipeline Seven sites Various 2,246 194 2017-2018 Total $6,914 $438 Redevelopment Activity ($ thousands) Redevelopment Projects Anticipated total investment includes development costs, termination/recapture fees and leasing commissions No assurance can be given that any of these redevelopment projects will be completed. At completion redevelopment projects are reclassed as operating real estate on the balance sheet

Quarterly Dividends Declared per Share Consistent Dividend Growth Excludes special dividends of $0.05, $0.14 and $0.22 per share in Q4 2013, Q4 2014 and Q4 2015, respectively

Investment Highlights 1 National Retail Net Lease Portfolio Located in Mature and High Growth Markets 2 Stable Cash Flows Supported by Increasingly Institutional Quality Credit Tenants with Long-Term Triple-Net Leases 5 Industry Leading Expertise as Underwriter and Owner of Convenience Stores and Gasoline Stations 3 4 Selectively Repurposing, Repositioning and Redeveloping Locations to Maximize Value 6 Strong Balance Sheet Positioned for Future Growth Leadership Position with Proven Platform to Successfully Pursue Growth in a Consolidating Sector

Appendix

Reconciliation of Net Income to FFO and AFFO

$ in thousands, except per share amounts[1]	3 months ended December 31, 2015[2]	3 months ended December 31, 2016[3]	12 months ended December 31, 2015[2]	12 months ended December 31, 2016[3]
Net earnings	$19,893	$8,328	$37,410	$38,411
Depreciation and amortization of real estate assets	4,784	4,521	16,974	19,170
Gains on dispositions of real estate	(822)	(1,015)	(2,611)	(6,213)
Impairments	2,105	6,027	17,361	12,814
FFO	25,960	17,861	69,134	64,182
Revenue recognition adjustments	(1,849)	(908)	(4,471)	(3,417)
Allowance for deferred rental revenue	-	-	(93)	-
Non-cash changes in environmental estimates	(2,604)	(3,203)	(4,639)	(7,007)
Accretion expense	1,311	1,087	4,829	4,107
Acquisition costs	10	66	445	86
AFFO	$22,828	$14,837	$65,205	$57,951
Basic and diluted weighted average shares outstanding	33,422	34,074	33,420	33,806
Earnings per share	$0.60	$0.24	$1.11	$1.12
FFO per share	0.77	0.52	2.04	1.87
AFFO per share	$0.68	$0.42	$1.93	$1.69

1) AFFO and FFO are non-GAAP measures. For a description of how Getty calculates AFFO and FFO see Item 6 (Selected Financial Data) in the Annual Report on our Form 10-K for the year ended December 31, 2016
2) Includes $10.8 million and $18.2 million of income received from the Getty Petroleum Marketing Inc. bankruptcy estate for the three and twelve months ended December 31, 2015, respectively
3) Includes a net $0.5 million and $2.5 million of environmental insurance reimbursements, recoveries of uncollectible accounts and other income for the three and twelve months ended December 31, 2016, respectively

Getty Realty

20